UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 14, 2012

SCBT FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

South Carolina (State or other jurisdiction of incorporation)	001-12669 (Commission File Number)	57-0799315 (IRS Employer Identification No.)

520 Gervais Street Columbia, South Carolina (Address of principal executive offices)	29201 (Zip Code)

(800) 277-2175

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

The management of SCBT Financial Corporation (“SCBT”) will participate in the 2012 Gulf South Bank Conference in New Orleans, Louisiana on May 14 -15, 2012.  Robert R. Hill, Jr., President and Chief Executive Officer, and John C. Pollok, Senior Executive Vice President, Chief Financial Officer, and Chief Operating Officer, will meet with analysts and institutional investors, and will provide the attached investor presentation.   SCBT’s investor presentation is scheduled to begin at 3:15 p.m. ET on Tuesday, May 15, 2012, and will be available to investors via a live webcast at http://investor.shareholder.com/hbhc/2012/eventdetail.cfm?eventid=112764.  A copy of the presentation will be made available at SCBT’s website (http://www.SCBTonline.com) and is attached as Exhibit 99.1 to this report and incorporated herein by reference.

Cautionary Note Regarding Any Forward-Looking Statements

Statements included in this press release which are not historical in nature are intended to be, and are hereby identified as, forward looking statements for purposes of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934. SCBT Financial Corporation cautions readers that forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from forecasted results. Such risks and uncertainties, include, among others, the following possibilities: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive merger agreement between SCBT and Peoples Bancorporation; (2) the outcome of any legal proceedings that may be instituted against SCBT or Peoples Bancorporation; (3) the inability to complete the transactions contemplated by the definitive merger agreement due to the failure to satisfy each transaction’s respective conditions to completion, including the receipt of regulatory approval; (4) credit risk associated with an obligor’s failure to meet the terms of any contract with the bank or otherwise fail to perform as agreed; (5) interest risk involving the effect of a change in interest rates on both the bank’s earnings and the market value of the portfolio equity; (6) liquidity risk affecting the bank’s ability to meet its obligations when they come due; (7) price risk focusing on changes in market factors that may affect the value of traded instruments in “mark-to-market” portfolios; (8) transaction risk arising from problems with service or product delivery; (9) compliance risk involving risk to earnings or capital resulting from violations of or nonconformance with laws, rules, regulations, prescribed practices, or ethical standards; (10) strategic risk resulting from adverse business decisions or improper implementation of business decisions; (11) reputation risk that adversely affects earnings or capital arising from negative public opinion; (12) terrorist activities risk that results in loss of consumer confidence and economic disruptions; (13) economic downturn risk resulting in deterioration in the credit markets; (14) greater than expected non-interest expenses; (15) excessive loan losses; (16) potential deposit attrition, higher than expected costs, customer loss and business disruption associated with the integration of acquisitions, including, without limitation, potential difficulties in maintaining relationships with key personnel and other integration related-matters; (17) the risks of fluctuations in market prices for SCBT stock that may or may not reflect economic condition or performance of SCBT; (18) the payment of dividends on SCBT is subject to regulatory supervision as well as the discretion of the SCBT board of directors; and (19) other factors, which could cause actual results to differ materially from future results expressed or implied by such forward-looking statements.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

99.1	Presentation for the 2012 Gulf South Bank Conference in New Orleans, LA

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCBT FINANCIAL CORPORATION
(Registrant)

Date:	May 15, 2012	/s/ John C. Pollok
John C. Pollok
Senior Executive Vice President,
Chief Financial Officer, and
Chief Operating Officer

Exhibit Index

Exhibit No.	Description

99.1	Presentation for the 2012 Gulf South Bank Conference in New Orleans, LA